UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023
Hibbett, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Hibbett, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Board of Directors of the Company (the "Board") submitted at the Annual Meeting four proposals to a vote of the Company's stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 - Election of Directors

The Board nominated each of the nominees set forth below to serve as a Class III Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2026, or until his or her successor is elected or qualified. The stockholders elected the three nominees to serve as Class III Directors of the Company pursuant to the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Anthony F. Crudele	9,248,205	1,026,794	2,642	1,380,779
Pamela J. Edwards	10,178,488	96,430	2,723	1,380,779
James A. Hilt	10,167,223	107,191	3,227	1,380,779

Proposal Number 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 3, 2024. The appointment of Ernst & Young LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain
11,622,497	33,929	1,994

Proposal Number 3 - Advisory Vote on Executive Compensation

The stockholders were asked to cast a non-binding advisory vote on a resolution to approve the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
9,648,485	622,698	6,458	1,380,779

Proposal Number 4 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The stockholders had the opportunity to vote, on a non-binding advisory basis, on how frequently we should seek future advisory votes on the compensation of our Named Executive Officers. Our stockholders expressed a preference that an advisory vote on the compensation of our Named Executive Officers occur every year. The results of the advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
9,601,449	4,249	621,190	50,753	1,380,779

After consideration of the stockholder voting results and consistent with the Board's original recommendation on the proposal, the Board has determined that the Company will hold an advisory vote on named executive officer compensation each year until the next required stockholder advisory vote on frequency of named executive officer compensation occurs or until the Board otherwise determines that a different frequency for advisory votes on named executive officer compensation is in the best interest of stockholders. The Company is required to hold votes on such frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT, INC.

June 7, 2023	By:	/s/ Robert J. Volke
Robert J. Volke
Senior Vice President and Chief Financial Officer